May 7, 2004



Richard E. Tarrant
P.O. Box 1070
Burlington, VT  05402-1070

Dear Rich:

I am writing to confirm our agreement that, effective as of May 7, 2004, the Stock Restriction and Voting Agreement dated as of April 29, 1999 entered into by and among you and me is terminated and is of no further force or effect. Please acknowledge and confirm your acceptance of the foregoing by signing where indicated below and returning it to me.



                                            /S/ AMY E. TARRANT BY
                                            RONALD L. ROBERTS AS
                                            ATTORNEY-IN-FACT
                                            ------------------------------
                                            Amy E. Tarrant



                                            Acknowledged and Agreed:


                                            /S/ RICHARD E. TARRANT
                                            ------------------------------
                                            Richard E. Tarrant